Sale of Oil and Natural Gas Property Interests	12 Months Ended
Dec. 31, 2013
Extractive Industries [Abstract]
Sale of Oil and Natural Gas Property Interests

Note 5—Sale of Oil and Natural Gas Property Interests

Effective March 16, 2012, the Partnership entered into a Purchase and Exploration Agreement (“PEA”) to sell 70% of its interests in certain unproved oil and gas properties. During 2012, the Partnership completed the sale of 21,114 net acres under the PEA for net proceeds of $126.5 million. The cumulative proceeds of the sale did not exceed the Partnership’s cost basis in the properties; therefore, no gain was recognized on the sale.

During the year ended December 31, 2012, the Partnership sold 70% of its interest in a proved oil and gas property for $5.2 million, before customary purchase price adjustments. The proceeds included $2.4 million for the sale of 70% of its net acreage in the unit and $2.8 million for the reimbursement of 70% of the Partnership’s net drilling costs incurred. The sales proceeds exceeded the Partnership’s cost basis in the unit, resulting in a gain of $0.4 million during 2012.

During the year ended December 31, 2013, the Partnership sold an additional 1,220 acres for net proceeds of $8.5 million. The cumulative proceeds of the sale did not exceed the Partnership’s cost basis in the properties; therefore, no gain was recognized on the sale.